EX-99.906CERT

CERTIFICATION

Jeffrey J. Unterreiner, President, and Tonjua G. Donnelly, Treasurerof PROACTIVE Asset Allocation Funds (the “Registrant”), each certify to the best of his or her knowledge that:

1.

The Registrant’s periodic report on Form N-CSR for the period ended March 31, 2003 (the “Form N-CSR”) fully complies with the requirements of Sections 15(d) of the Securities Exchange Act of 1934, as amended; and

2.

The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

President

Treasurer

PROACTIVE Asset Allocation Funds

PROACTIVE Asset Allocation Funds

By /s/Jeffrey J. Unterreiner

By /s/Tonjua G. Donnelly

     Jeffrey J. Unterreiner

      Tonjua G. Donnelly

      President

     Treasurer

Date March 10, 2004

Date March 10, 2004

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to PROACTIVE Asset Allocation Funds and will be retained by PROACTIVE Asset Allocation Funds and furnished to the Securities and Exchange Commission (the “Commission”) or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR filed with the Commission.